Seligman
New Jersey Municipal Fund, Inc.

Mid-Year Report
March 31, 2003

Seeking Income Exempt
From Regular Income Tax

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

During the first half of the Fund’s fiscal year, municipal bonds continued to benefit from strong investor demand despite the ongoing fiscal difficulties of the nation’s states, cities, and municipalities. For the six months ended March 31, 2003, Seligman New Jersey Municipal Fund maintained a competitive yield and returned 1.03% based on the net asset value of Class A shares. The Fund also maintained a high-quality portfolio during a time of overall negative credit trends in the municipal market.

Coming into 2003, many investors were optimistic that an economic recovery was just around the corner. These hopes were dampened in the first quarter of 2003, however, as investors were faced with discouraging economic reports and sharply higher oil prices, casting doubt on the economy’s ability to stage a lasting recovery. At the same time, the high level of uncertainty regarding whether and how the US would go to war in Iraq hindered economic activity. Despite fears of a protracted conflict, the war in Iraq was brief. Consumer confidence has rebounded somewhat from its February lows, and there is hope that a rebound in business confidence could provide the impetus the economy needs to move ahead, though economic indicators remain mixed.

The municipal market enjoyed continued healthy investor demand during the period under review, helped by competitive yields and ongoing stock market volatility. Municipal yields, as compared to US Treasury yields, were fairly stable during the past six months, ending the period slightly higher. At the same time, however, states and municipalities faced, and will continue to face, serious fiscal problems. Many have been employing a combination of spending cuts and tax increases to close large deficits caused by lower tax revenues. Credit rating trends are currently negative, and downgrades could increase over the near term.

Looking ahead, we believe the economic recovery will continue, although it may be slow and possibly uneven. Interest rates should remain stable over the near term, and inflation should continue to be benign. In our view, the economy should be helped by the recent drop in oil prices and by the fiscal stimulus expected to be provided by the federal government. As the economy improves, so too should the creditworthiness of the nation’s states, cities, and municipalities.

The Fund’s investment strategy continues to focus on owning high-quality municipal bonds. At March 31, 2003, 97% of the Fund’s portfolio holdings were rated within the three highest rating categories of Moody’s and Standard & Poor’s. Before purchase, each municipal credit is rigorously researched. After purchase, holdings are monitored closely for any signs of credit deterioration. Given the serious revenue shortfall New Jersey is facing, we believe our vigilance in this regard is especially appropriate and beneficial to shareholders.

We appreciate your confidence in Seligman New Jersey Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers, as well as the Fund’s portfolio of investments, financial statements, and performance history, follows this letter.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 16, 2003

1

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen Comerford

Q:  What economic and market factors influenced Seligman New Jersey Municipal Fund during the six months ended March 31, 2003?

A:  The municipal bond market rally that began in March 2002 extended into Seligman New Jersey Municipal Fund’s current fiscal year, driving long-term municipal yields to a 34-year low by early October. Before the month ended, however, a brightening economic outlook and an improving stock market caused municipal yields to spike higher. The interest rate reversal proved temporary as subsequent economic reports confirmed that the recovery was still too tenuous to sustain the momentum. Municipal yields retreated from their highs and settled into a narrow trading range for the remainder of 2002. As prospects for war with Iraq intensified during the first quarter of 2003, the economy weakened further. Consumers and businesses curtailed spending, prompting sharp reductions in growth forecasts. The successful commencement of military action in late March alleviated much of the prevailing uncertainty and boosted confidence levels. Municipal yields rose modestly over the next several weeks and by March 31, 2003, they stood slightly higher than yields at September 30, 2002.

Historically low interest rates led to a record surge in municipal bond issuance in 2002 and in the first quarter of 2003. Refunding bonds comprised a significant percentage of total volume. While new issue supply in 2003 is unlikely to exceed 2002 levels, it is expected to be robust given a continuation of attractive interest rate levels and a growing reliance on debt issuance by cash-strapped states and municipalities.

Demand for municipal securities has been strong as a result of the prolonged equity bear market and historically low money market yields. We believe municipal bonds continue to offer a significant yield advantage when compared with the after-tax yields of Treasury bonds and high-grade corporate bonds.

The recent recession and tepid recovery to date have led to significant state and municipal revenue shortfalls. Budget surpluses and one-shot revenue sources have largely been exhausted, forcing elected officials to make difficult choices. Most states and municipalities have responded by reducing services and raising taxes. Despite these efforts, budget imbalances are projected to worsen during fiscal year 2004 before beginning a return to fiscal stability in fiscal year 2005.

State of New Jersey tax revenues have fallen sharply as a result of the recent recession and negative stock market performance. New Jersey adopted a balanced budget for fiscal year 2003, but faces a significant gap in fiscal year 2004. The state’s reliance on non-recurring sources of revenue, including the issuance of Tobacco Securitization Bonds and payment postponements, will only exacerbate the state’s structural imbalance.

A recent court ruling against Philip Morris USA placed in jeopardy payments the company is required to make in accordance with a 1998 settlement between tobacco companies and US states. A number of states and municipalities securitized their share of the settlement by issuing municipal bonds backed by annual tobacco company payments. Prices on tobacco bonds fell sharply after the verdict was announced. In the days that followed, prices recovered somewhat due to more favorable developments, but clearly investors will be placing more emphasis on litigation risk going forward. The Fund does not hold tobacco settlement revenue bonds. Tobacco bonds, as they are currently structured, do not meet our credit criteria and have never been approved for purchase.

2

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen Comerford

Q:   What was your investment strategy during this time?

A:   Throughout the past six months, the Fund was positioned to benefit from a period of relatively stable interest rates. Fund holdings remained concentrated in long maturity bonds due to the steeply sloped municipal yield curve. Cash positions were maintained at higher than normal levels out of concern that a falloff in the demand for municipal bonds would spark an increase in yields. Over the past year, heavy demand for municipal bonds from risk-averse investors supported municipal yields during a period of record issuance.

Deteriorating state and local finances resulted in a widening of quality yield spreads, allowing us to selectively purchase stable, lower-rated credits at substantially higher yields. The Fund remains heavily weighted in high-quality bonds. At March 31, 2003, 97% of the Fund’s assets were rated A or higher and 53% of holdings were rated triple-A.

Credit research continues to be an essential component of our investment process. All portfolio holdings are carefully analyzed prior to purchase and are regularly monitored to ensure that they continue to meet our credit criteria.

Q:   What is your outlook?

A:    We believe the federal government’s proposed fiscal stimulus package and continued accommodative monetary policy will provide a needed boost for the sluggish economy. Given the recent achievements of coalition military forces in Iraq, we anticipate further improvement in confidence and a pickup in spending and investment. Renewed confidence in economic prospects should lead to a gradual improvement in job creation, something that is essential for sustained economic vigor.

We intend to continue to position the Fund to benefit from an extended period of modest economic growth and stable long-term interest rates. As the economy strengthens and geopolitical concerns abate, municipal yields could begin to trend higher. However, municipal bonds would likely outperform Treasury bonds in a rising yield environment given the relative attractiveness of municipals versus most taxable bonds.

The budget difficulties confronting the nation’s states, cities, and municipalities could continue to constrain the economic recovery. Additional fiscal and monetary stimulus may be needed in the months to come. Nevertheless, we remain optimistic regarding the long-term prospects for the municipal market and for your Fund. In terms of risks from credit default, we believe the highest-rated municipal bonds are second only to US government securities. That distinction is unlikely to change despite ongoing challenges.

________________

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Jersey Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Theresa Barion, and Debra McGuinness.

3

Performance Overview and
Portfolio Summary (Unaudited)
Investment Results

Total Returns
For Periods Ended March 31, 2003

		Average Annual
					Class C	Class D
					Since	Since
	Six	One	Five	Ten	Inception	Inception
	Months *	Year	Years	Years	5/27/99	2/1/94

Class A**

With Sales Charge	(3.75)%	3.04%	3.90%	4.92%	n/a	n/a
Without Sales Charge	1.03	8.12	4.92	5.43	n/a	n/a
Class C**

With Sales Charge and CDSC#	(1.38)	5.18	n/a	n/a	3.97%	n/a
Without Sales Charge and CDSC	0.63	7.18	n/a	n/a	4.25	n/a
Class D**
With 1% CDSC	(0.36)	6.18	n/a	n/a	n/a	n/a
Without CDSC	0.63	7.18	4.10	n/a	n/a	4.22%
Lehman Brothers Municipal
Bond Index***	1.20	9.89	6.07	6.45	6.40 †	6.00 ††

Net Asset Value Per Share				Dividend, Capital Gain, and Yield Information Per Share For Periods Ended March 31, 2003

	3/31/03	9/30/02	3/31/02	Dividends ø	Capital Gain ø	Yield øø

Class A	$7.57	$7.65	$7.30	$0.144	$0.012	2.93%
Class C	7.66	7.74	7.39	0.115	0.012	2.29
Class D	7.66	7.74	7.39	0.115	0.012	2.31

Holdings By Market Sector ‡		Moody's/S&P Ratings ‡

Revenue Bonds	94%	Aaa/AAA	53%
General Obligation Bonds‡‡	6	Aa/AA	14
		A/A	30
Weighted Average Maturity	23.6 years	Baa/BBB	3

________________

See footnotes on page 5.

4

Performance Overview and
Portfolio Summary (Unaudited)

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price and assume all distributions within the period are reinvested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge (“CDSC”) that is charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.

***
The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any taxes, fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.
†	From 5/31/99.
††	From 1/31/94
ø	Represents per share amount paid or declared for the six months ended March 31, 2003.
øø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2003, has been computed in accordance with SEC regulations and will vary.
‡	Percentages based on market values of long-term holdings at March 31, 2003.
‡‡	Includes pre-refunded securities.

5

Portfolio of Investments (Unaudited)
March 31, 2003

Face Amount
		Ratings	Market
	Municipal Bonds	Moody’s/S&P	Value

$2,000,00	Delaware River & Bay Authority Rev., 53/4% due 1/1/2029	Aaa/AAA	$2,188,060
1,250,000	Delaware River Joint Toll Bridge Commission Rev. (Pennsylvania – New Jersey Bridge System), 5% due 7/1/2028	A2/A-	1,259,688
2,500,000	Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ø	Aaa/AAA	2,874,775
1,000,000	New Jersey Building Authority State Building Rev.,5.25% due 12/15/2017	Aaa/AAA	1,094,610
3,000,000	New Jersey Economic Development Authority Gas Facilities Rev. (NUI Corporation Project), 5.70% due 6/1/2032*	Aaa/AAA	3,179,850
2,000,000	New Jersey Economic Development Authority Rev. (The Trustees of the Lawrenceville School Project), 53/4% due 7/1/2016	Aa2/NR	2,247,900
2,900,000	New Jersey Economic Development Authority Sewage Facilities Rev. (Anheuser-Busch Project), 5.85% due 12/1/2030*	A1/A+	3,023,047
2,500,000	New Jersey Economic Development Authority Water Facilities Rev. (Middlesex Water Co. Project), 5.35% due 2/1/2038*	Aaa/AAA	2,580,600
3,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 53/8% due 5/1/2032*	Aaa/AAA	3,117,030
3,000,000	New Jersey Educational Facilities Financing Authority Rev. (Institute for Advanced Study), 5% due 7/1/2021	Aaa/AAA	3,083,370
2,000,000	New Jersey Health Care Facilities Financing Authority Rev. (Atlantic City Medical Center), 53/4% due 7/1/2025	A3/A-	2,062,000
2,450,000	New Jersey Health Care Facilities Financing Authority Rev. (Hackensack University Medical Center), 6% due 1/1/2034	A2/NR	2,544,987
2,255,000	New Jersey Health Care Facilities Financing Authority Rev. (Meridian Health System Obligated Group), 53/8% due 7/1/2024	Aaa/AAA	2,364,367
2,500,000	New Jersey Highway Authority (Garden State Parkway Senior Parkway Rev.), 55/8% due 1/1/2030	A1/AA-	2,688,050
1,500,000	New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.), 6% due 10/1/2021*	Aaa/AAA	1,583,415
370,000	New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.), 5.90% due 10/1/2029*	Aaa/AAA	370,000

________________

See footnotes on page 7.

Portfolio of Investments (Unaudited)
March 31, 2003

Face Amount	Municipal Bonds	Ratings Moody’s/S&P	Market Value

$300,000	New Jersey Housing & Mortgage Finance Agency (Multi-Family Housing Rev.), 53/4% due 5/1/2025	Aaa/AAA	$317,802
1,500,000	New Jersey Housing & Mortgage Finance Agency (Multi-Family Housing Rev.), 6.35% due 11/1/2031*	Aaa/AAA	1,612,395
2,000,000	New Jersey Transportation Trust Fund Authority, 5% due 12/15/2021	Aaa/AAA	2,082,940
3,000,000	Port Authority of New York & New Jersey Consolidated Rev., 53/4% due 6/15/2030	A1/AA-	3,233,940
1,500,000	Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036	Baa1/A	1,598,910
2,300,000	Rutgers State University, NJ, 5.20% due 5/1/2027	Aa3/AA	2,364,676
2,500,000	Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev. (E. I. duPont de Nemours & Co.), 61/8% due 7/15/2022*	Aa3/AA-	2,553,650

Total Municipal Bonds (Cost $46,856,489) 91.5%			50,026,062

	Variable Rate Demand Notes

300,000	Columbia, AL Industrial Development Board Pollution Control Rev. (Alabama Power Co. Project) due 10/1/2022	VMIG 1/A-1	300,000
500,000	Lehigh County, PA General Purpose Authority Rev. (Lehigh Valley Hospital) due 7/1/2028	VMIG 1/NR	500,000
200,000	New York City, NY GOs due 11/1/2024	VMIG 1/A-1+	200,000
800,000	New York City, NY GOs due 8/1/2016	VMIG 1/A-1+	800,000
1,500,000	New York City, NY Municipal Water Finance Authority Water & Sewer System Rev. due 6/15/2025	VMIG 1/A-1+	1,500,000
600,000	University Athletic Association Inc. (University of Florida Stadium Project) due 2/1/2020	VMIG 1/NR	600,000

Total Variable Rate Demand Notes (Cost $3,900,000) 7.1%			3,900,000

Total Investments (Cost $50,756,489) 98.6%			53,926,062

Other Assets Less Liabilities 1.4%			787,910

Net Assets 100.0%			$54,713,972

ø        Pre-refunded security.
*       Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

7

Statement of Assets and Liabilities (Unaudited)
March 31, 2003

Assets:

Investments, at value:
Long-term holdings (cost $46,856,489)	$50,026,062
Short-term holdings (cost $3,900,000)	3,900,000	$53,926,062
Cash		115,130
Interest receivable		773,650
Receivable for Capital Stock sold		36,821
Expenses prepaid to shareholder service agent		6,958
Other		9,653

Total Assets		54,868,274

Liabilities:

Dividends payable		77,080
Management fee payable		23,164
Distribution and service fees payable		14,280
Payable for Capital Stock repurchased		1,000
Accrued expenses and other		38,778

Total Liabilities		154,302

Net Assets		$54,713,972

Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 100,000,000 shares authorized; 7,214,336 shares outstanding):
Class A		$6,338
Class C		686
Class D		191
Additional paid-in capital		51,411,835
Undistributed net investment income		68,095
Undistributed net realized gain		57,254
Net unrealized appreciation of investments		3,169,573

Net Assets		$54,713,972

Net Asset Value Per Share:
Class A ($47,996,611 ÷ 6,337,749 shares)		$7.57
Class C ($5,255,704 ÷ 685,841 shares)		$7.66
Class D ($1,461,657 ÷ 190,746 shares)		$7.66

See Notes to Financial Statements.

8

Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2003

Investment Income:
Interest	$1,349,235

Expenses:
Management fee	135,708
Distribution and service fees	87,289
Shareholder account services	53,446
Auditing and legal fees	22,320
Custody and related services	9,656
Registration	4,261
Directors’ fees and expenses, net	3,811
Shareholder reports and communications	2,514
Miscellaneous	2,814

Total Expenses	321,819

Net Investment Income	1,027,416

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	61,623
Net change in unrealized appreciation of investments	(563,310)

Net Loss on Investments	(501,687)

Increase in Net Assets from Operations	$525,729

See Notes to Financial Statements.

9

Statements of Changes in Net Assets (Unaudited)

	Six Months	Year
	Ended	Ended
	3/31/03	9/30/02

Operations:
Net investment income	$1,027,416	$2,183,725
Net realized gain on investments	61,623	108,418
Net change in unrealized appreciation of investments	(563,310)	1,455,258

Increase in Net Assets from Operations	525,729	3,747,401

Distributions to Shareholders:
Net investment income:
Class A	(922,922)	(2,034,821)
Class C	(74,222)	(88,189)
Class D	(21,103)	(42,441)
Net realized long-term gain on investments:
Class A	(77,386)	(33,012)
Class C	(7,264)	(907)
Class D	(2,089)	(813)

Decrease in Net Assets from Distributions	(1,104,986)	(2,200,183)

(Continued on page 11.)

See footnotes on page 11.

10

Statements of Changes in Net Assets (Unaudited)
(Continued)

	Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	3/31/03	9/30/02	3/31/03	9/30/02

Capital Share Transactions:
Net proceeds from sales of shares:
Class A	158,343	270,368	$1,194,140	$2,007,017
Class C	115,219	491,064	878,930	3,699,355
Class D	24,397	15,392	186,100	115,543
Shares issued in payment of
dividends:
Class A	71,533	157,675	538,007	1,169,666
Class C	7,181	7,097	54,644	53,452
Class D	2,169	3,842	16,509	28,837
Exchanged from associated funds:
Class A	54,100	86,850	408,380	641,607
Class C	13,784	30,960	105,996	232,260
Class D	1,314	16,282	10,064	122,436
Shares issued in payment of
gain distributions:
Class A	6,984	3,324	52,381	24,701
Class C	814	99	6,167	744
Class D	181	90	1,369	677

Total	456,019	1,083,043	3,452,687	8,096,295

Cost of shares repurchased:
Class A	(327,309)	(665,974)	(2,459,240)	(4,944,758)
Class C	(103,468)	(28,752)	(785,485)	(214,342)
Class D	(13,749)	(19,505)	(104,713)	(144,588)
Exchanged into associated funds:
Class A	(66,574)	(24,308)	(498,974)	(180,930)
Class C	(6,096)	(2,504)	(46,437)	(18,813)
Class D	—	(5,562)	—	(41,997)

Total	(517,196)	(746,605)	(3,894,849)	(5,545,428)

Increase (Decrease) in Net Assets
from Capital Share Transactions	(61,177)	336,438	(442,162)	2,550,867
Increase (Decrease) in Net Assets			(1,021,419)	4,098,085

Net Assets:

Beginning of period			55,735,391	51,637,306
End of Period (including undistributed net investment income of $68,095 and $67,610, respectively)			$54,713,972	$55,735,391

 See Notes to Financial Statements.

11

Notes to Financial Statements (Unaudited)

1.   Multiple Classes of Shares — Seligman New Jersey Municipal Fund (the “Fund”) offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.   Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.     Security Valuation —All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.     Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.     Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At March 31, 2003, the interest rates paid on these notes ranged from 1.14% to 1.20%.

d.     Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2003, distribution and service fees were the only class-specific expenses.

e.     Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of

12

Notes to Financial Statements (Unaudited)

income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3.     Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2003 amounted to $2,294,523 and $1,275,000 respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $50,694,330. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $62,159. The tax basis gross unrealized appreciation and depreciation of investments amounted to $3,231,732 and $0, respectively.

4.     Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $4,389 for sales of Class A shares. Commissions of $30,384 and $3,280 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the six months ended March 31, 2003, fees incurred aggregated $55,836, or 0.23% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2003, fees incurred under the Plan amounted to $24,503 and $6,950, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2003, such charges amounted to $5,743.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2003, Seligman Services, Inc. received commissions of $1,864 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $6,047 pursuant to the Plan.

13

Notes to Financial Statements (Unaudited)

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $53,446 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings (losses) accrued thereon is included in directors’ fees and expenses and the accumulated balance at March 31, 2003, of $16,530 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.     Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2003, the Fund did not borrow from the credit facility.

14

Financial Highlights (Unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years, or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. ÒTotal returnÓ shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A
	Six Months
	Ended	Year Ended September 30,
	3/31/03	2002 ø	2001	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Period	$7.65	$7.44	$7.12	$7.13	$7.78	$7.56

Income from Investment Operations:
Net investment income	0.15	0.31	0.32	0.33	0.33	0.35
Net realized and unrealized
gain (loss) on investments	(0.08)	0.22	0.36	0.02	(0.55)	0.30

Total from Investment Operations	0.07	0.53	0.68	0.35	(0.22)	0.65

Less Distributions:
Dividends from net investment income	(0.14)	(0.31)	(0.32)	(0.33)	(0.33)	(0.35)
Distributions from net realized capital gain	(0.01)	(0.01)	(0.04)	(0.03)	(0.10)	(0.08)

Total Distributions	(0.15)	(0.32)	(0.36)	(0.36)	(0.43)	(0.43)

Net Asset Value, End of Period	$7.57	$7.65	$7.44	$7.12	$7.13	$7.78

Total Return:	1.03%	7.29%	9.77%	5.13%	(3.05)%	8.87%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$47,997	$49,274	$49,182	$46,918	$52,992	$61,739
Ratio of expenses to average net assets	1.10% †	1.04%	1.14%	1.12%	1.07%	1.02%
Ratio of net investment income to average net assets	3.88% †	4.23%	4.34%	4.71%	4.35%	4.54%
Portfolio turnover rate	2.57%	13.02%	1.06%	18.08%	5.55%	23.37%

See footnotes on page 17.

15

Financial Highlights (Unaudited)

CLASS C
	Six Months				5/27/99*
	Ended	Year Ended September 30,			to
	3/31/03	2002 ø	2001	2000	9/30/99

Per Share Data:
Net Asset Value, Beginning of Period	$7.74	$7.52	$7.20	$7.22	$7.58

Income from Investment Operations:
Net investment income	0.12	0.26	0.27	0.28	0.09
Net realized and unrealized gain (loss) on investments	(0.07)	0.23	0.36	0.01	(0.36)

Total from Investment Operations	0.05	0.49	0.63	0.29	(0.27)
Less Distributions:
Dividends from net investment income	(0.12)	(0.26)	(0.27)	(0.28)	(0.09)
Distributions from net realized capital gain	(0.01)	(0.01)	(0.04)	(0.03)	.—

Total Distributions	(0.13)	(0.27)	(0.31)	(0.31)	(0.09)

Net Asset Value, End of Period	$7.66	$7.74	$7.52	$7.20	$7.22

Total Return:	0.63%	6.54%	8.89%	4.20%	(3.33)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$5,256	$5,096	$1,207	$341	$127
Ratio of expenses to average net assets	1.87%†	1.84%	1.89%	1.87%	1.82%†
Ratio of net investment income to average net assets	3.11%†	3.44%	3.59%	3.96%	3.71%†
Portfolio turnover rate	2.57%	13.02%	1.06%	18.08%	5.55%††

See footnotes on page 17.

16

Financial Highlights (Unaudited)

CLASS D
	Six Months
	Ended	Year Ended September 30,
	3/31/03	2002 ø	2001	2000	1999	1998
Per Share Data:
Net Asset Value, Beginning of Period	$7.74	$7.52	$7.20	$7.22	$7.86	$7.64
Income from Investment Operations:
Net investment income	0.12	0.26	0.27	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.07)	0.23	0.36	0.01	(0.54)	0.30

Total from Investment Operations	0.05	0.49	0.63	0.29	(0.27)	0.59
Less Distributions:
Dividends from net investment income	(0.12)	(0.26)	(0.27)	(0.28)	(0.27)	(0.29)
Distributions from net realized capital gain	(0.01)	(0.01)	(0.04)	(0.03)	(0.10)	(0.08)

Total Distributions	(0.13)	(0.27)	(0.31)	(0.31)	(0.37)	(0.37)

Net Asset Value, End of Period	$7.66	$7.74	$7.52	$7.20	$7.22	$7.86

Total Return:	0.63%	6.54%	8.89%	4.20%	(3.57)%	7.97%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,462	$1,366	$1,248	$995	$1,550	$1,582
Ratio of expenses to average net assets	1.87%†	1.84%	1.89%	1.87%	1.82%	1.80%
Ratio of net investment income to average net assets	3.11%†	3.44%	3.59%	3.96%	3.60%	3.76%
Portfolio turnover rate	2.57%	13.02%	1.06%	18.08%	5.55%	23.37%

*    Commencement of offering of Class C shares.
†    Annualized.
††  For the year ended September 30, 1999.
ø    As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002, was to increase net investment income per share and decrease net realized and unrealized gain on investments by less than $0.01 for each share class and to increase the ratio of net investment income to average net assets of each share class by 0.03%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.
See Notes to Financial Statements.

17

Board of Directors

Robert B. Catell * 3, 4 • Chairman and Chief Executive Officer, KeySpan Corporation	William C. Morris 1 • Chairman of the Board, J. & W. Seligman & Co. Incorporated • Chairman, Carbo Ceramics Inc.

John R. Galvin 2, 4 • Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University	Leroy C. Richie 2, 4 • Chairman and CEO, Q Standards Worldwide, Inc.

Paul C. Guidone 1 • Chief Investment Officer, J. & W. Seligman & Co. Incorporated	James Q. Riordan 3, 4 • Trustee, Committee for Economic Development

Alice S. Ilchman 3, 4 • Director, Jeannette K. Watson Summer Fellowships • Trustee, Committee for Economic Development	Robert L. Shafer 3, 4 • Retired Vice President, Pfizer Inc.

Frank A. McPherson 3, 4 • Director, ConocoPhillips Inc. • Director, Integris Health	James N. Whitson 2, 4 • Director, C-SPAN • Director, CommScope, Inc.

John E. Merow 2, 4 • Director, Commonwealth Industries, Inc. • Trustee, New York-Presbyterian Hospital • Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, Law Firm	Brian T. Zino 1

•    President, J. & W. Seligman & Co. Incorporated
•    Chairman, Seligman Data Corp.
•    Vice Chairman, ICI Mutual Insurance Company
•    Member of the Board of Governors, Investment Company Institute

Betsy S. Michel 2, 4 • Trustee, The Geraldine R. Dodge Foundation	________________ * Elected May 15, 2003. † Retired May 15, 2003. Member: 1 Executive Committee 2 Audit Committee 3 Director Nominating Committee 4 Board Operations Committee
Executive Officers

William C. Morris Chairman	Thomas G. Rose Vice President

Brian T. Zino President and Chief Executive Officer	Lawrence P. Vogel Vice President and Treasurer

Thomas G. Moles Vice President	Fred J. Nasta Secretary

18

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are ÒclassesÓ of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Secirities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price— The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

19

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

 Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

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21

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers
(800) 221-2450    Shareholder Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc. which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.